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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934



                         January 28, 2002
        Date of Report (Date of earliest event reported)



                     INTAC International, Inc.
     (Exact name of registrant as specified in its charter)



               Nevada                000-32621         98-0336945
    (State or other jurisdiction    (Commission       (IRS Employer
          of incorporation)        File Number)    Identification No.)



    Unit 1809, 18/F., Modern Warehouse
      6 Shing Yip Street, Kwun Tong
            Kowloon, Hong Kong                       N/A
     (Address of principal executive              (Zip Code)
                 offices)



                         (852) 2385.8789
       Registrant's telephone number, including area code



                     Commodore Minerals, Inc.
  (Former name or former address, if changed since last report)


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

Item 5.  OTHER EVENTS

     As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, INTAC International, Inc., a Nevada corporation (the "Registrant"), is filing as Exhibit 99.1 to this Current Report on Form 8-K, that press release issued by and on behalf of the Registrant, on January 28, 2002, which such press release is specifically incorporated herein by reference.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

        Exhibit                  Description
        -------   --------------------------------------------

         99.1     Press Release issued on January 28, 2002
                   (filed herewith)







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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 28, 2002       INTAC International, Inc.


                              By:   /s/ James H. McAlister
                                 -----------------------------
                                   James H. McAlister
                                   Senior Vice President-Finance


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                        INDEX TO EXHIBITS


 Exhibit                    Description
--------   ----------------------------------------------

  99.1     Press Release issued on January 28, 2002 (filed
             herewith)